Exhibit 99.1

CERTIFICATION OF
PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              I, Marti Morfitt, the President of CNS, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marti Morfitt —————————————————————— Marti Morfitt Title: President and Chief Executive Officer CNS, Inc. Dated: June 26, 2003

              I, Marcia O’Brien, the Chief Financial Officer of CNS, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company’s Annual Report on Form 10-K for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcia O’Brien —————————————————————— Marcia O’Brien Title: Interim Chief Financial Officer, CNS, Inc. Dated: June 26, 2003